Exhibit 8.2

January 25, 2013

Board of Directors

First Charter, MHC

Charter Financial Corporation (Federal)

Charter Financial Corporation (Maryland)

Charter Bank

Ladies and Gentlemen:

You have requested this firm’s opinion as to certain material Alabama income tax consequences of the conversion of First Charter, MHC, a federal mutual holding company (the “Mutual Holding Company”), into the capital stock form of organization (the “Conversion”) pursuant to the Amended and Restated Plan of Conversion and Reorganization of First Charter, MHC dated November 27, 2012, and amended on December 11, 2012 (the “Plan”), and the integrated transactions described below.

In connection with our opinion, we have made such investigations as we have deemed relevant or necessary for the purpose of rendering this opinion. In our examination, we have assumed the authenticity of original documents, the accuracy of copies, and the genuineness of signatures. We have further assumed the absence of adverse facts not apparent from the face of the instruments and documents we examined and have relied upon the accuracy of the factual matters set forth in the Plan and the Registration Statement filed by Charter Financial Corporation, a Maryland corporation (the “Holding Company”) with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, and the Application for Conversion on Form AC filed by the Mutual Holding Company with the Board of Governors of the Federal Reserve System (“FRB”). In addition, we are relying on a letter from RP Financial, LC issued to you dated November 23, 2012 (the “RP Appraisal”) stating its belief as to certain valuation matters described below. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan. Capitalized terms used but not defined herein shall have the same meanings as set forth in the Plan.

For purposes of this opinion, we are relying on the representations as to factual matters provided to us by the Mutual Holding Company, CharterBank (the “Bank”), Charter Financial Corporation, a federal mid-tier holding company (“Mid-Tier Holding Company”) and the Holding Company, as set forth in the certificates for each of those aforementioned entities and signed by authorized officers of each of the aforementioned entities, incorporated herein by reference.

January 25, 2013

Our opinion is based upon the existing provisions of the Official Code of Alabama (“Ala. Code.”), underlying administrative regulations, rulings and other pronouncements of the Alabama Department of Revenue, and existing Alabama court decisions, any of which could be changed at any time. Any such changes may be retroactive and could significantly modify the statements and opinions expressed herein. Similarly, any change in the facts and assumptions stated below, upon which this opinion is based, could modify the conclusions. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

This opinion hereby incorporates the federal tax opinion prepared by Luse Gorman Pomerenk & Schick dated January 25, 2013. The federal tax opinion represents and makes certain conclusions regarding certain federal tax consequences of the same transaction listed above and as further described below. In rendering our opinion as to certain Alabama income tax consequences, we have relied, without verification, on the accuracy and conclusions of the federal income tax opinion of Luse Gorman Pomerenk & Schick.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, or as to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein. The opinion is expressed as of the effective date of the Registration Statement described above, and we disclaim any obligation to advise you of any change in any matter considered herein after such date.

DESCRIPTION OF PROPOSED TRANSACTION

Based upon our review of the documents described above, and in reliance upon such documents, we understand that the relevant facts are as follows. The Bank is a federally-chartered stock savings bank that was established in 1954 as a federally chartered mutual savings and loan association. The Bank conducts business primarily from its executive and administrative office located in West Point, Georgia, and its branch offices located in west-central Georgia, east-central Alabama and the Florida Panhandle, and a cashless branch office in Norcross, Georgia. The Bank has been organized in the two-tiered mutual holding company structure since 2001. In connection with the reorganization from the federally chartered mutual savings and loan association into the two-tiered mutual holding company structure, the Mid-Tier Holding Company sold 3,964,481 shares of its common stock to the public, representing 20% of its then outstanding shares, at $10.00 per share. An additional 15,857,924 shares, or 80% of the outstanding shares of the Mid-Tier Holding Company, were issued to Mutual Holding Company. As part of the reorganization and offering, an employee stock ownership plan was established and purchased 317,158 shares of the Mid-Tier Holding Company. The Mutual Holding Company is a mutual holding company with no stockholders. Instead, the Mutual Holding Company has members (e.g., the depositors of the Bank), who are entitled upon the complete liquidation of the Mutual Holding Company to liquidation proceeds after the payment of creditors.

In January 2007, the Mid-Tier Holding Company repurchased 508,842 shares of its common stock at $52.00 per share through a self-tender offer. Following the stock repurchase, the Mid-Tier Holding Company deregistered its common stock with the Securities and Exchange Commission. From 2007 to 2010, the Mid-Tier Holding Company repurchased an additional 678,016 shares of its common stock.

January 25, 2013

In September 2010, through an incremental offering, the Mid-Tier Holding Company sold 4,400,000 shares of common stock, receiving net proceeds of $26.6 million and the Mutual Holding Company canceled 4,400,000 shares of the Mid-Tier Holding Company common stock that it held. The ownership percentage of public stockholders (excluding the Mutual Holding Company) of the Mid-Tier Holding Company increased from 15.07% to 38.64% following completion of the incremental offering. Following the incremental offering, the Mid-Tier Holding Company became a reporting company with the Securities and Exchange Commission and its shares of common stock began trading on the Nasdaq Capital Market. As of September 30, 2012, the Mid-Tier Holding Company has repurchased 385,321 shares of its common stock since the completion of the incremental offering.

The Board of Directors of the Mutual Holding Company adopted the Plan providing for the conversion of the Mutual Holding Company from a federally chartered mutual holding company to the capital stock form of organization. As part of the Conversion, the Holding Company will succeed to all the rights and obligations of the Mutual Holding Company and the Mid-Tier Holding Company and will offer shares of Holding Company Common Stock to the Bank’s depositors, current stockholders of the Mid-Tier Holding Company and members of the general public in the Offering.

Pursuant to the Plan, the Conversion will be effected as follows, in such order as is necessary to consummate the Conversion:

1.	The Mid-Tier Holding Company will organize the Holding Company as a first-tier subsidiary chartered in Maryland.

2.

The Mutual Holding Company will merge with and into the Mid-Tier Holding Company with the Mid-Tier Holding Company as the resulting entity (the “MHC Merger”), whereby the shares of Mid-Tier Holding Company held by the Mutual Holding Company will be cancelled and the members of the Mutual Holding Company will constructively receive liquidation interests in Mid-Tier Holding Company in exchange for their liquidation rights in the Mutual Holding Company.

3.

Immediately after the MHC Merger, the Mid-Tier Holding Company will merge with and into the Holding Company (the “Mid-Tier Merger”), with the Holding Company as the resulting entity. As part of the Mid-Tier Merger, the liquidation interests in Mid-Tier Holding Company constructively received by the members of Mutual Holding Company will automatically, without further action on the part of the holders thereof, be exchanged for interests in the Liquidation Account and the Minority Shares will automatically, without further action on the part of the holders thereof, be converted into and become the right to receive Holding Company Common Stock based on the Exchange Ratio.

4.	Immediately after the Mid-Tier Merger, the Holding Company will offer for sale Holding Company Common Stock in the Offering.

(5)	The Holding Company will contribute at least 50% of the net proceeds of the Offering to the Bank in constructive exchange for common stock of the Bank and the Bank Liquidation Account.

January 25, 2013

Following the Conversion, a Liquidation Account will be maintained by the Holding Company for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders who continue to maintain their deposit accounts with the Bank. Pursuant to Section 19 of the Plan, the Liquidation Account will be equal to the product of (a) the percentage of the outstanding shares of the common stock of the Mid-Tier Holding Company owned by the Mutual Holding Company multiplied by (b) the Mid-Tier Holding Company’s total stockholders’ equity as reflected in the latest statement of financial condition contained in the final Prospectus utilized in the Conversion plus the value of the net assets of the Mutual Holding Company as reflected in the latest statement of financial condition of the Mutual Holding Company prior to the effective date of the Conversion (excluding its ownership of Mid-Tier Holding Company common stock). The terms of the Liquidation Account and Bank Liquidation Account are described in Section 19 of the Plan.

As part of the Conversion, all of the then-outstanding shares of Mid-Tier Holding Company common stock owned by the Minority Stockholders will be converted into and become shares of Holding Company Common Stock pursuant to the Exchange Ratio that ensures that after the Conversion, Minority Stockholders will own in the aggregate the same percentage of Holding Company Common Stock as they held in Mid-Tier Holding Company common stock immediately prior to the Conversion, exclusive of Minority Stockholders’ purchases of additional shares of Holding Company Common Stock in the Offering and receipt of cash in lieu of fractional shares. As part of the Conversion, additional shares of Holding Company Common Stock will be offered for sale on a priority basis to depositors and eligible borrowers of the Bank, to current shareholders of the Mid-Tier Holding Company and to members of the public in the Offering.

As a result of the Conversion and Offering, the Holding Company will be a publicly-held corporation, will register the Holding Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will become subject to the rules and regulations thereunder and file periodic reports and proxy statements with the SEC. The Bank will become a wholly owned subsidiary of the Holding Company and will continue to carry on its business and activities as conducted immediately prior to the Conversion.

The stockholders of the Holding Company will be the former Minority Stockholders of the Mid-Tier Holding Company immediately prior to the Conversion, plus those persons who purchase shares of Holding Company Common Stock in the Offering. Nontransferable rights to subscribe for the Holding Company Common Stock have been granted, in order of priority, to Eligible Account Holders, the Bank’s tax-qualified employee plans (“Employee Plans”), Supplemental Eligible Account Holders and certain depositors of the Bank as of the Voting Record Date (“Other Members”). Subscription rights are nontransferable. The Holding Company will also offer shares of Holding Company Common Stock not subscribed for in the Subscription Offering, if any, for sale in a Community Offering or Syndicated Community Offering to certain members of the general public, with preference given to natural persons and trusts of natural persons residing in the States of Georgia, Alabama, and Florida.

January 25, 2013

REPRESENTATIONS AND ASSUMPTIONS

Our opinion below also is based, in part, on the representation that no person shall receive any payment, whether in money or property, in lieu of the issuance of subscription rights. Further, our opinion is based, in part, on the assumption that the subscription rights to purchase shares of Holding Company Common Stock received by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members have a fair market value of zero. We understand that the subscription rights will be granted at no cost to the recipients, will be legally nontransferable and of short duration, and will provide the recipient with the right only to purchase shares of Holding Company Common Stock at the same price to be paid by members of the general public in any Community Offering or Syndicated Community Offering. In addition, we are relying the RP Appraisal stating its belief that the subscription rights do not have any economic value either at the time of distribution or at the time the rights are exercised in the Subscription Offering. If the subscription rights are subsequently found to have an economic value, income may be recognized by various recipients of the subscription rights (in certain cases, whether or not the rights are exercised) and the Holding Company and/or the Bank may be taxable on the distribution of the subscription rights for Alabama income tax purposes.

Our opinion below also is based, in part, on the assumption that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets has a fair market value of zero. We understand that: (i) no holder of an interest in a liquidation account has ever received payment attributable to such interest in a liquidation account; (ii) the interests in the Liquidation Account and Bank Liquidation Account are not transferable; (iii) the amounts due under the Liquidation Account with respect to each Eligible Account Holder and Supplemental Eligible Account Holder will be reduced as their deposits in the Bank are reduced as described in the Plan; and (iv) the Bank Liquidation Account payment obligation arises only if the Holding Company lacks sufficient net assets to fund the Liquidation Account, which will occur only in the event of a solvent liquidation of the Bank. In addition, we are relying the RP Appraisal stating its belief that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets does not have any economic value at the time of the Conversion. If such rights in the Bank Liquidation Account are subsequently found to have an economic value, income may be recognized for Alabama income tax purposes by each Eligible Account Holder and Supplemental Eligible Account Holder in the amount of the fair market value of their interest in the Bank Liquidation Account as of the effective date of the Conversion.

OPINIONS

In issuing the opinions set forth below, we have relied primarily on existing provisions of Ala. Code Section 40-18-8(f) and such other provisions of the Ala Code and pronouncements by the Alabama Department of Revenue in support of our conclusions. Such laws and other pronouncements are subject to change at any time. Any such change could affect the continuing validity of the opinions set forth below. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

Based upon the forgoing, we render the following opinions with respect to certain Alabama income tax consequences of the Conversion.

(1) Neither the Mutual Holding Company nor the Mid-Tier Holding Company will incur any Alabama excise tax liability as a result of the MHC merger.

January 25, 2013

(2) The Mutual Holding Company will not recognize any gain or loss for Alabama excise tax purposes on the transfer of its assets to the Mid-Tier Holding Company and the Mid-Tier Holding Company’s assumption of its liabilities, if any, in constructive exchange for liquidation interests in the Mid-Tier Holding Company, nor will the Mutual Holding Company recognize any gain or loss for Alabama excise tax purposes on the constructive distribution of such liquidation interests to the Mutual Holding Company’s members who remain depositors of the Bank.

(3) The Mid-Tier Holding Company will not recognize any gain or loss for Alabama excise tax purposes upon the receipt of the assets of the Mutual Holding Company in the MHC Merger in exchange for constructive transfer to the members of the Mutual Holding Company of liquidation interests in the Mid-Tier Holding Company.

(4) Shareholders of the Mutual Holding Company will not recognize any gain or loss for Alabama income tax purposes upon the constructive receipt of a liquidation interest in the Mid-Tier Holding Company in exchange for their voting and liquidation rights in the Mutual Holding Company.

(5) The basis for Alabama excise tax purposes of the assets of Mutual Holding Company (other than stock in the Mid-Tier Holding Company) to be received by Mid-Tier Holding Company will be the same as the basis of such assets in the hands of the Mutual Holding Company immediately prior to the transfer.

(6) The holding period for Alabama excise tax purposes of the assets of the Mutual Holding Company (other than stock in the Mid-Tier Holding Company) in the hands of the Mid-Tier Holding Company will include the holding period of those assets in the hands of the Mutual Holding Company.

(7) Neither the Mid-Tier Holding Company nor the Holding Company will incur any Alabama excise tax liability as a result of the Mid-Tier Merger.

(8) The Mid-Tier Holding Company will not recognize any gain or loss for Alabama excise tax purposes on the transfer of its assets to the Holding Company and the Holding Company’s assumption of its liabilities in exchange for shares of Holding Company Common Stock, nor will the Mid-Tier Holding Company recognize any gain or loss for Alabama excise tax purposes on the constructive distribution of such Holding Company Common Stock to the Minority Stockholders and distribution of interests in the Liquidation Accounts to the Eligible Account Holders and Supplemental Eligible Account Holders.

(9) The Holding Company will not recognize any gain or loss for Alabama excise tax purposes upon the receipt of the assets of Mid-Tier Holding Company in the Mid-Tier Merger.

(10) The basis for Alabama excise tax purposes of the assets of the Mid-Tier Holding Company to be received by the Holding Company will be the same as the basis of such assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

January 25, 2013

(11) The holding period for Alabama excise tax purposes of the assets of Mid-Tier Holding Company to be received by the Holding Company will include the holding period of those assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

(12) Minority Shareholders of the Mid-Tier Holding Company will not recognize any gain or loss for Alabama income tax purposes upon their exchange of Mid-Tier Holding Company common stock for Holding Company Common Stock.

(13) Eligible Account Holders and Supplemental Eligible Account Holders will not recognize any gain or loss for Alabama income tax purposes upon their constructive exchange of their liquidation interests in Mid-Tier Holding Company for interests in the Liquidation Account in the Holding Company.

(14) The payment of cash to the Minority Stockholders in lieu of fractional shares of Holding Company common stock should be treated as though the fractional shares were distributed as part of the Mid-Tier Merger and then redeemed by Mid-Tier Holding Company. The cash payments should be treated as distributions in full payment for the fractional shares with the result that such shareholders should have short-term or long-term capital gain or loss for Alabama income tax purposes to the extent that the cash they receive differs from the basis allocable to such fractional shares.

(15) Each Minority Shareholder’s holding period for Alabama income tax purposes in his or her Holding Company Common Stock received in the exchange will include the period during which the Mid-Tier Holding Company common stock that was surrendered in the exchange was held, provided that the common stock surrendered is a capital asset in the hands of the shareholder on the date of the exchange.

(16) Each shareholder’s aggregate basis for Alabama income tax purposes in his or her Holding Company Common Stock received in the exchange will equal the aggregate basis of the Mid-Tier Holding Company common stock surrendered in exchange therefore.

(17) Assuming that the fair market value of the nontransferable subscription rights to purchase Holding Company Common Stock is zero, no gain or loss will be recognized for Alabama income tax purposes by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members upon distribution to them of nontransferable subscription rights to purchase shares of Holding Company Common Stock. Eligible Account Holders, Supplemental Eligible Account Holders and Other Members will not realize any taxable income for Alabama income tax purposes as a result of their exercise of the nontransferable subscriptions rights.

(18) Assuming that the fair market value of the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets is zero, no gain or loss will be recognized for Alabama income tax purposes by Eligible Account Holders and Supplemental Eligible Account Holders upon the constructive distribution to them of such rights in the Bank Liquidation Account as of the effective date of the Mid-Tier Merger.

January 25, 2013

(19) Assuming that the subscription rights have no value, it is more likely than not that the basis for Alabama income tax purposes of the Holding Company Common Stock purchased in the Offering by the exercise of the nontransferable subscription rights will be the purchase price thereof.

(20) The holding period for Alabama income tax purposes of the Holding Company Common Stock purchased pursuant to the exercise of subscriptions rights will commence on the date on which the right to acquire such stock was exercised.

(21) No gain or loss will be recognized for Alabama excise tax purposes by the Holding Company on the receipt of money in exchange for Holding Company Common Stock sold in the Offering.

We hereby consent to the filing of the opinion as an exhibit to the Mutual Holding Company’s Application for Conversion filed with the FRB and to the Holding Company’s Registration Statement on Form S-1 as filed with the SEC. We also consent to the references to our firm in the Prospectus contained in the Application for Conversion and Form S-1 under the captions “The Conversion and Offering-Material Income Tax Consequences” and “Legal Matters.”

Very truly yours,

/s/ Bryan Cave LLP

Bryan Cave LLP

January 25, 2013

Board of Directors

First Charter, MHC

Charter Financial Corporation (Federal)

Charter Financial Corporation (Maryland)

Charter Bank

Ladies and Gentlemen:

You have requested this firm’s opinion as to certain material Florida income tax consequences of the conversion of First Charter, MHC, a federal mutual holding company (the “Mutual Holding Company”), into the capital stock form of organization (the “Conversion”) pursuant to the Amended and Restated Plan of Conversion and Reorganization of First Charter, MHC dated November 27, 2012, and amended on December 11, 2012 (the “Plan”), and the integrated transactions described below.

In connection with our opinion, we have made such investigations as we have deemed relevant or necessary for the purpose of rendering this opinion. In our examination, we have assumed the authenticity of original documents, the accuracy of copies, and the genuineness of signatures. We have further assumed the absence of adverse facts not apparent from the face of the instruments and documents we examined and have relied upon the accuracy of the factual matters set forth in the Plan and the Registration Statement filed by Charter Financial Corporation, a Maryland corporation (the “Holding Company”) with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, and the Application for Conversion on Form AC filed by the Mutual Holding Company with the Board of Governors of the Federal Reserve System (“FRB”). In addition, we are relying on a letter from RP Financial, LC to you dated November 23, 2012 (the “RP Appraisal”) stating its belief as to certain valuation matters described below. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan.

For purposes of this opinion, we are relying on the representations as to factual matters provided to us by the Mutual Holding Company, CharterBank (the “Bank”), Charter Financial Corporation, a federal mid-tier holding company (“Mid-Tier Holding Company”) and the Holding Company, as set forth in the certificates for each of those aforementioned entities and signed by authorized officers of each of the aforementioned entities, incorporated herein by reference.

January 25, 2013

Our opinion is based upon the existing provisions of the Florida Statutes (“F.S.”), underlying administrative regulations, rulings and other pronouncements of the Florida Department of Revenue, and existing Florida court decisions, any of which could be changed at any time. Any such changes may be retroactive and could significantly modify the statements and opinions expressed herein. Similarly, any change in the facts and assumptions stated below, upon which this opinion is based, could modify the conclusions. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

This opinion hereby incorporates the federal tax opinion prepared by Luse Gorman Pomerenk & Schick dated January 25, 2013. The federal tax opinion represents and makes certain conclusions regarding certain federal tax consequences of the same transaction listed above and as further described below. In rendering our opinion as to certain Florida income tax consequences, we have relied, without verification, on the accuracy and conclusions of the federal income tax opinion of Luse Gorman Pomerenk & Schick.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, or as to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein. The opinion is expressed as of the effective date of the Registration Statement described above, and we disclaim any obligation to advise you of any change in any matter considered herein after such date.

DESCRIPTION OF PROPOSED TRANSACTION

Based upon our review of the documents described above, and in reliance upon such documents, we understand that the relevant facts are as follows. The Bank is a federally-chartered stock savings bank that was established in 1954 as a federally chartered mutual savings and loan association. The Bank conducts business primarily from its executive and administrative office located in West Point, Georgia, and its branch offices located in west-central Georgia, east-central Alabama and the Florida Panhandle, and a cashless branch office in Norcross, Georgia. The Bank has been organized in the two-tiered mutual holding company structure since 2001. In connection with the reorganization from the federally chartered mutual savings and loan association into the two-tiered mutual holding company structure, the Mid-Tier Holding Company sold 3,964,481 shares of its common stock to the public, representing 20% of its then outstanding shares, at $10.00 per share. An additional 15,857,924 shares, or 80% of the outstanding shares of the Mid-Tier Holding Company, were issued to Mutual Holding Company. As part of the reorganization and offering, an employee stock ownership plan was established and purchased 317,158 shares of the Mid-Tier Holding Company. The Mutual Holding Company is a mutual holding company with no stockholders. Instead, the Mutual Holding Company has members (e.g., the depositors of the Bank), who are entitled upon the complete liquidation of the Mutual Holding Company to liquidation proceeds after the payment of creditors.

In January 2007, the Mid-Tier Holding Company repurchased 508,842 shares of its common stock at $52.00 per share through a self-tender offer. Following the stock repurchase, the Mid-Tier Holding Company deregistered its common stock with the Securities and Exchange Commission. From 2007 to 2010, the Mid-Tier Holding Company repurchased an additional 678,016 shares of its common stock.

January 25, 2013

In September 2010, through an incremental offering, the Mid-Tier Holding Company sold 4,400,000 shares of common stock, receiving net proceeds of $26.6 million and the Mutual Holding Company canceled 4,400,000 shares of the Mid-Tier Holding Company common stock that it held. The ownership percentage of public stockholders (excluding the Mutual Holding Company) of the Mid-Tier Holding Company increased from 15.07% to 38.64% following completion of the incremental offering. Following the incremental offering, the Mid-Tier Holding Company became a reporting company with the Securities and Exchange Commission and its shares of common stock began trading on the Nasdaq Capital Market. As of September 30, 2012, the Mid-Tier Holding Company has repurchased 385,321 shares of its common stock since the completion of the incremental offering.

The Board of Directors of the Mutual Holding Company adopted the Plan providing for the conversion of the Mutual Holding Company from a federally chartered mutual holding company to the capital stock form of organization. As part of the Conversion, the Holding Company will succeed to all the rights and obligations of the Mutual Holding Company and the Mid-Tier Holding Company and will offer shares of Holding Company Common Stock to the Bank’s depositors, current stockholders of the Mid-Tier Holding Company and members of the general public in the Offering.

Pursuant to the Plan, the Conversion will be effected as follows, in such order as is necessary to consummate the Conversion:

1.	The Mid-Tier Holding Company will organize the Holding Company as a first-tier subsidiary chartered in Maryland.

2.

The Mutual Holding Company will merge with and into the Mid-Tier Holding Company with the Mid-Tier Holding Company as the resulting entity (the “MHC Merger”), whereby the shares of Mid-Tier Holding Company held by the Mutual Holding Company will be cancelled and the members of the Mutual Holding Company will constructively receive liquidation interests in Mid-Tier Holding Company in exchange for their liquidation rights in the Mutual Holding Company.

3.

Immediately after the MHC Merger, the Mid-Tier Holding Company will merge with and into the Holding Company (the “Mid-Tier Merger”), with the Holding Company as the resulting entity. As part of the Mid-Tier Merger, the liquidation interests in Mid-Tier Holding Company constructively received by the members of Mutual Holding Company will automatically, without further action on the part of the holders thereof, be exchanged for interests in the Liquidation Account and the Minority Shares will automatically, without further action on the part of the holders thereof, be converted into and become the right to receive Holding Company Common Stock based on the Exchange Ratio.

4.	Immediately after the Mid-Tier Merger, the Holding Company will offer for sale Holding Company Common Stock in the Offering.

(5)	The Holding Company will contribute at least 50% of the net proceeds of the Offering to the Bank in constructive exchange for common stock of the Bank and the Bank Liquidation Account.

January 25, 2013

Following the Conversion, a Liquidation Account will be maintained by the Holding Company for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders who continue to maintain their deposit accounts with the Bank. Pursuant to Section 19 of the Plan, the Liquidation Account will be equal to the product of (a) the percentage of the outstanding shares of the common stock of the Mid-Tier Holding Company owned by the Mutual Holding Company multiplied by (b) the Mid-Tier Holding Company’s total stockholders’ equity as reflected in the latest statement of financial condition contained in the final Prospectus utilized in the Conversion plus the value of the net assets of the Mutual Holding Company as reflected in the latest statement of financial condition of the Mutual Holding Company prior to the effective date of the Conversion (excluding its ownership of Mid-Tier Holding Company common stock). The terms of the Liquidation Account and Bank Liquidation Account are described in Section 19 of the Plan.

As part of the Conversion, all of the then-outstanding shares of Mid-Tier Holding Company common stock owned by the Minority Stockholders will be converted into and become shares of Holding Company Common Stock pursuant to the Exchange Ratio that ensures that after the Conversion, Minority Stockholders will own in the aggregate the same percentage of Holding Company Common Stock as they held in Mid-Tier Holding Company common stock immediately prior to the Conversion, exclusive of Minority Stockholders’ purchases of additional shares of Holding Company Common Stock in the Offering and receipt of cash in lieu of fractional shares. As part of the Conversion, additional shares of Holding Company Common Stock will be offered for sale on a priority basis to depositors and eligible borrowers of the Bank, to current shareholders of the Mid-Tier Holding Company and to members of the public in the Offering.

As a result of the Conversion and Offering, the Holding Company will be a publicly-held corporation, will register the Holding Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will become subject to the rules and regulations thereunder and file periodic reports and proxy statements with the SEC. The Bank will become a wholly owned subsidiary of the Holding Company and will continue to carry on its business and activities as conducted immediately prior to the Conversion.

The stockholders of the Holding Company will be the former Minority Stockholders of the Mid-Tier Holding Company immediately prior to the Conversion, plus those persons who purchase shares of Holding Company Common Stock in the Offering. Nontransferable rights to subscribe for the Holding Company Common Stock have been granted, in order of priority, to Eligible Account Holders, the Bank’s tax-qualified employee plans (“Employee Plans”), Supplemental Eligible Account Holders and certain depositors of the Bank as of the Voting Record Date (“Other Members”). Subscription rights are nontransferable. The Holding Company will also offer shares of Holding Company Common Stock not subscribed for in the Subscription Offering, if any, for sale in a Community Offering or Syndicated Community Offering to certain members of the general public, with preference given to natural persons and trusts of natural persons residing in the States of Georgia, Alabama, and Florida.

January 25, 2013

REPRESENTATIONS AND ASSUMPTIONS

Our opinion below also is based, in part, on the representation that no person shall receive any payment, whether in money or property, in lieu of the issuance of subscription rights. Further, our opinion is based, in part, on the assumption that the subscription rights to purchase shares of Holding Company Common Stock received by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members have a fair market value of zero. We understand that the subscription rights will be granted at no cost to the recipients, will be legally nontransferable and of short duration, and will provide the recipient with the right only to purchase shares of Holding Company Common Stock at the same price to be paid by members of the general public in any Community Offering or Syndicated Community Offering. In addition, we are relying on the RP Appraisal stating its belief that the subscription rights do not have any economic value at either the time of distribution or at the time the rights are exercised in the Subscription Offering. If the subscription rights are subsequently found to have an economic value, income may be recognized by various recipients of the subscription rights (in certain cases, whether or not the rights are exercised) and the Holding Company and/or the Bank may be taxable on the distribution of the subscription rights for Florida income tax purposes.

Our opinion below also is based, in part, on the assumption that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets has a fair market value of zero. We understand that: (i) no holder of an interest in a liquidation account has ever received payment attributable to such interest in a liquidation account; (ii) the interests in the Liquidation Account and Bank Liquidation Account are not transferable; (iii) the amounts due under the Liquidation Account with respect to each Eligible Account Holder and Supplemental Eligible Account Holder will be reduced as their deposits in the Bank are reduced as described in the Plan; and (iv) the Bank Liquidation Account payment obligation arises only if the Holding Company lacks sufficient net assets to fund the Liquidation Account, which will occur only in the event of a solvent liquidation of the Bank. In addition, we are relying the RP Appraisal stating its belief that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets does not have any economic value at the time of the Conversion. If such rights in the Bank Liquidation Account are subsequently found to have an economic value, income may be recognized for Florida income tax purposes by each Eligible Account Holder and Supplemental Eligible Account Holder in the amount of the fair market value of their interest in the Bank Liquidation Account as of the effective date of the Conversion.

OPINIONS

In issuing the opinions set forth below, we have relied primarily on existing provisions of F.S. Sections 220.62 and 220.63(1) and Florida’s uniformity with the federal “Internal Revenue Code” defined in F.S. Sections 220.63(3), 220.13(1), and 220.03(1)(n), which means the Internal Revenue Code of 1986 of the United States as amended, and in effect beginning on and after January 1, 2012, with such further exceptions, none of which are applicable herein. Such laws and regulations are subject to change at any time. Any such change could affect the continuing validity of the opinions set forth below. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

January 25, 2013

Based upon the forgoing, we render the following opinions with respect to certain Florida income tax consequences of the Conversion.

(1) Neither the Mutual Holding Company nor the Mid-Tier Holding Company will incur any Florida income tax liability as a result of the MHC merger.

(2) The Mutual Holding Company will not recognize any gain or loss for Florida income tax purposes on the transfer of its assets to the Mid-Tier Holding Company and the Mid-Tier Holding Company’s assumption of its liabilities, if any, in constructive exchange for liquidation interests in the Mid-Tier Holding Company, nor will the Mutual Holding Company recognize any gain or loss on the constructive distribution of such liquidation interests to the Mutual Holding Company’s members who remain depositors of the Bank.

(3) The Mid-Tier Holding Company will not recognize any gain or loss for Florida income tax purposes upon the receipt of the assets of the Mutual Holding Company in the MHC Merger in exchange for constructive transfer to the members of the Mutual Holding Company of liquidation interests in the Mid-Tier Holding Company.

(4) Shareholders of the Mutual Holding Company will not recognize any gain or loss for Florida income tax purposes upon the constructive receipt of a liquidation interest in the Mid-Tier Holding Company in exchange for their voting and liquidation rights in the Mutual Holding Company.

(5) The basis for Florida income tax purposes of the assets of Mutual Holding Company (other than stock in the Mid-Tier Holding Company) to be received by Mid-Tier Holding Company will be the same as the basis of such assets in the hands of the Mutual Holding Company immediately prior to the transfer.

(6) The holding period for Florida income tax purposes of the assets of the Mutual Holding Company (other than stock in the Mid-Tier Holding Company) in the hands of the Mid-Tier Holding Company will include the holding period of those assets in the hands of the Mutual Holding Company.

(7) Neither the Mid-Tier Holding Company nor the Holding Company will incur any Florida income tax liability as a result of the Mid-Tier Merger.

(8) The Mid-Tier Holding Company will not recognize any gain or loss for Florida income tax purposes on the transfer of its assets to the Holding Company and the Holding Company’s assumption of its liabilities in exchange for shares of Holding Company Common Stock, nor will the Mid-Tier Holding Company recognize any gain or loss for Florida income tax purposes on the constructive distribution of such Holding Company Common Stock to the Minority Stockholders and distribution of interests in the Liquidation Accounts to the Eligible Account Holders and Supplemental Eligible Account Holders.

(9) The Holding Company will not recognize any gain or loss for Florida income tax purposes upon the receipt of the assets of Mid-Tier Holding Company in the Mid-Tier Merger.

January 25, 2013

(10) The basis for Florida income tax purposes of the assets of the Mid-Tier Holding Company to be received by the Holding Company will be the same as the basis of such assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

(11) The holding period for Florida income tax purposes of the assets of Mid-Tier Holding Company to be received by the Holding Company will include the holding period of those assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

(12) Minority Shareholders of the Mid-Tier Holding Company will not recognize any gain or loss for Florida income tax purposes upon their exchange of Mid-Tier Holding Company common stock for Holding Company Common Stock.

(13) Eligible Account Holders and Supplemental Eligible Account Holders will not recognize any gain or loss for Florida income tax purposes upon their constructive exchange of their liquidation interests in Mid-Tier Holding Company for interests in the Liquidation Account in the Holding Company.

(14) The payment of cash to the Minority Stockholders in lieu of fractional shares of Holding Company common stock should be treated as though the fractional shares were distributed as part of the Mid-Tier Merger and then redeemed by Mid-Tier Holding Company. The cash payments should be treated as distributions in full payment for the fractional shares with the result that such shareholders should have short-term or long-term capital gain or loss for Florida income tax purposes to the extent that the cash they receive differs from the basis allocable to such fractional shares.

(15) Each Minority Shareholder’s holding period for Florida income tax purposes in his or her Holding Company Common Stock received in the exchange will include the period during which the Mid-Tier Holding Company common stock that was surrendered in the exchange was held, provided that the common stock surrendered is a capital asset in the hands of the shareholder on the date of the exchange.

(16) Each shareholder’s aggregate basis for Florida income tax purposes in his or her Holding Company Common Stock received in the exchange will equal the aggregate basis of the Mid-Tier Holding Company common stock surrendered in exchange therefore.

(17) Assuming that the fair market value of the nontransferable subscription rights to purchase Holding Company Common Stock is zero, no gain or loss will be recognized for Florida income tax purposes by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members upon distribution to them of nontransferable subscription rights to purchase shares of Holding Company Common Stock. Eligible Account Holders, Supplemental Eligible Account Holders and Other Members will not realize any taxable income for Florida income tax purposes as a result of their exercise of the nontransferable subscriptions rights.

(18) Assuming that the fair market value of the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets is zero, no gain or loss will be recognized for Florida income tax purposes by Eligible Account Holders and Supplemental Eligible Account Holders upon the constructive distribution to them of such rights in the Bank Liquidation Account as of the effective date of the Mid-Tier Merger.

January 25, 2013

(19) Assuming that the subscription rights have no value, it is more likely than not that the basis for Florida income tax purposes of the Holding Company Common Stock purchased in the Offering by the exercise of the nontransferable subscription rights will be the purchase price thereof.

(20) The holding period for Florida income tax purposes of the Holding Company Common Stock purchased pursuant to the exercise of subscriptions rights will commence on the date on which the right to acquire such stock was exercised.

(21) No gain or loss will be recognized for Florida income tax purposes by the Holding Company on the receipt of money in exchange for Holding Company Common Stock sold in the Offering.

We hereby consent to the filing of the opinion as an exhibit to the Mutual Holding Company’s Application for Conversion filed with the FRB and to the Holding Company’s Registration Statement on Form S-1 as filed with the SEC. We also consent to the references to our firm in the Prospectus contained in the Application for Conversion and Form S-1 under the captions “The Conversion and Offering-Material Income Tax Consequences” and “Legal Matters.”

Very truly yours,

/s/ Bryan Cave LLP

Bryan Cave LLP

January 25, 2013

Board of Directors

First Charter, MHC

Charter Financial Corporation (Federal)

Charter Financial Corporation (Maryland)

Charter Bank

Ladies and Gentlemen:

You have requested this firm’s opinion as to certain material Georgia income tax consequences of the conversion of First Charter, MHC, a federal mutual holding company (the “Mutual Holding Company”), into the capital stock form of organization (the “Conversion”) pursuant to the Amended and Restated Plan of Conversion and Reorganization of First Charter, MHC dated November 27, 2012, and amended on December 11, 2012 (the “Plan”), and the integrated transactions described below.

In connection with our opinion, we have made such investigations as we have deemed relevant or necessary for the purpose of rendering this opinion. In our examination, we have assumed the authenticity of original documents, the accuracy of copies, and the genuineness of signatures. We have further assumed the absence of adverse facts not apparent from the face of the instruments and documents we examined and have relied upon the accuracy of the factual matters set forth in the Plan and the Registration Statement filed by Charter Financial Corporation, a Maryland corporation (the “Holding Company”) with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, and the Application for Conversion on Form AC filed by the Mutual Holding Company with the Board of Governors of the Federal Reserve System (“FRB”). In addition, we are relying on a letter from RP Financial, LC issued to you dated November 23, 2012 (the “RP Appraisal”) stating its belief as to certain valuation matters described below. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan.

For purposes of this opinion, we are relying on the representations as to factual matters provided to us by the Mutual Holding Company, CharterBank (the “Bank”), Charter Financial Corporation, a federal mid-tier holding company (“Mid-Tier Holding Company”) and the Holding Company, as set forth in the certificates for each of those aforementioned entities and signed by authorized officers of each of the aforementioned entities, incorporated herein by reference.

January 25, 2013

Our opinion is based upon the existing provisions of the Official Code of Georgia Annotated (“O.C.G.A.”), underlying administrative regulations, rulings and other pronouncements of the Georgia Department of Revenue, and existing Georgia court decisions, any of which could be changed at any time. Any such changes may be retroactive and could significantly modify the statements and opinions expressed herein. Similarly, any change in the facts and assumptions stated below, upon which this opinion is based, could modify the conclusions. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

This opinion hereby incorporates the federal tax opinion prepared by Luse Gorman Pomerenk & Schick dated January 25, 2013. The federal tax opinion represents and makes certain conclusions regarding certain federal tax consequences of the same transaction listed above and as further described below. In rendering our opinion as to certain Georgia income tax consequences, we have relied, without verification, on the accuracy and conclusions of the federal income tax opinion of Luse Gorman Pomerenk & Schick.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, or as to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein. The opinion is expressed as of the effective date of the Registration Statement described above, and we disclaim any obligation to advise you of any change in any matter considered herein after such date.

DESCRIPTION OF PROPOSED TRANSACTION

Based upon our review of the documents described above, and in reliance upon such documents, we understand that the relevant facts are as follows. The Bank is a federally-chartered stock savings bank that was established in 1954 as a federally chartered mutual savings and loan association. The Bank conducts business primarily from its executive and administrative office located in West Point, Georgia, and its branch offices located in west-central Georgia, east-central Alabama and the Florida Panhandle, and a cashless branch office in Norcross, Georgia. The Bank has been organized in the two-tiered mutual holding company structure since 2001. In connection with the reorganization from the federally chartered mutual savings and loan association into the two-tiered mutual holding company structure, the Mid-Tier Holding Company sold 3,964,481 shares of its common stock to the public, representing 20% of its then outstanding shares, at $10.00 per share. An additional 15,857,924 shares, or 80% of the outstanding shares of the Mid-Tier Holding Company, were issued to Mutual Holding Company. As part of the reorganization and offering, an employee stock ownership plan was established and purchased 317,158 shares of the Mid-Tier Holding Company. The Mutual Holding Company is a mutual holding company with no stockholders. Instead, the Mutual Holding Company has members (e.g., the depositors of the Bank), who are entitled upon the complete liquidation of the Mutual Holding Company to liquidation proceeds after the payment of creditors.

In January 2007, the Mid-Tier Holding Company repurchased 508,842 shares of its common stock at $52.00 per share through a self-tender offer. Following the stock repurchase, the Mid-Tier Holding Company deregistered its common stock with the Securities and Exchange Commission. From 2007 to 2010, the Mid-Tier Holding Company repurchased an additional 678,016 shares of its common stock.

January 25, 2013

In September 2010, through an incremental offering, the Mid-Tier Holding Company sold 4,400,000 shares of common stock, receiving net proceeds of $26.6 million and the Mutual Holding Company canceled 4,400,000 shares of the Mid-Tier Holding Company common stock that it held. The ownership percentage of public stockholders (excluding the Mutual Holding Company) of the Mid-Tier Holding Company increased from 15.07% to 38.64% following completion of the incremental offering. Following the incremental offering, the Mid-Tier Holding Company became a reporting company with the Securities and Exchange Commission and its shares of common stock began trading on the Nasdaq Capital Market. As of September 30, 2012, the Mid-Tier Holding Company has repurchased 385,321 shares of its common stock since the completion of the incremental offering.

The Board of Directors of the Mutual Holding Company adopted the Plan providing for the conversion of the Mutual Holding Company from a federally chartered mutual holding company to the capital stock form of organization. As part of the Conversion, the Holding Company will succeed to all the rights and obligations of the Mutual Holding Company and the Mid-Tier Holding Company and will offer shares of Holding Company Common Stock to the Bank’s depositors, current stockholders of the Mid-Tier Holding Company and members of the general public in the Offering.

Pursuant to the Plan, the Conversion will be effected as follows, in such order as is necessary to consummate the Conversion:

1.	The Mid-Tier Holding Company will organize the Holding Company as a first-tier subsidiary chartered in Maryland.

2.

The Mutual Holding Company will merge with and into the Mid-Tier Holding Company with the Mid-Tier Holding Company as the resulting entity (the “MHC Merger”), whereby the shares of Mid-Tier Holding Company held by the Mutual Holding Company will be cancelled and the members of the Mutual Holding Company will constructively receive liquidation interests in Mid-Tier Holding Company in exchange for their liquidation rights in the Mutual Holding Company.

3.

Immediately after the MHC Merger, the Mid-Tier Holding Company will merge with and into the Holding Company (the “Mid-Tier Merger”), with the Holding Company as the resulting entity. As part of the Mid-Tier Merger, the liquidation interests in Mid-Tier Holding Company constructively received by the members of Mutual Holding Company will automatically, without further action on the part of the holders thereof, be exchanged for interests in the Liquidation Account and the Minority Shares will automatically, without further action on the part of the holders thereof, be converted into and become the right to receive Holding Company Common Stock based on the Exchange Ratio.

4.	Immediately after the Mid-Tier Merger, the Holding Company will offer for sale Holding Company Common Stock in the Offering.

(5)	The Holding Company will contribute at least 50% of the net proceeds of the Offering to the Bank in constructive exchange for common stock of the Bank and the Bank Liquidation Account.

January 25, 2013

Following the Conversion, a Liquidation Account will be maintained by the Holding Company for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders who continue to maintain their deposit accounts with the Bank. Pursuant to Section 19 of the Plan, the Liquidation Account will be equal to the product of (a) the percentage of the outstanding shares of the common stock of the Mid-Tier Holding Company owned by the Mutual Holding Company multiplied by (b) the Mid-Tier Holding Company’s total stockholders’ equity as reflected in the latest statement of financial condition contained in the final Prospectus utilized in the Conversion plus the value of the net assets of the Mutual Holding Company as reflected in the latest statement of financial condition of the Mutual Holding Company prior to the effective date of the Conversion (excluding its ownership of Mid-Tier Holding Company common stock). The terms of the Liquidation Account and Bank Liquidation Account are described in Section 19 of the Plan.

As part of the Conversion, all of the then-outstanding shares of Mid-Tier Holding Company common stock owned by the Minority Stockholders will be converted into and become shares of Holding Company Common Stock pursuant to the Exchange Ratio that ensures that after the Conversion, Minority Stockholders will own in the aggregate the same percentage of Holding Company Common Stock as they held in Mid-Tier Holding Company common stock immediately prior to the Conversion, exclusive of Minority Stockholders’ purchases of additional shares of Holding Company Common Stock in the Offering and receipt of cash in lieu of fractional shares. As part of the Conversion, additional shares of Holding Company Common Stock will be offered for sale on a priority basis to depositors and eligible borrowers of the Bank, to current shareholders of the Mid-Tier Holding Company and to members of the public in the Offering.

As a result of the Conversion and Offering, the Holding Company will be a publicly-held corporation, will register the Holding Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will become subject to the rules and regulations thereunder and file periodic reports and proxy statements with the SEC. The Bank will become a wholly owned subsidiary of the Holding Company and will continue to carry on its business and activities as conducted immediately prior to the Conversion.

The stockholders of the Holding Company will be the former Minority Stockholders of the Mid-Tier Holding Company immediately prior to the Conversion, plus those persons who purchase shares of Holding Company Common Stock in the Offering. Nontransferable rights to subscribe for the Holding Company Common Stock have been granted, in order of priority, to Eligible Account Holders, the Bank’s tax-qualified employee plans (“Employee Plans”), Supplemental Eligible Account Holders and certain depositors of the Bank as of the Voting Record Date (“Other Members”). Subscription rights are nontransferable. The Holding Company will also offer shares of Holding Company Common Stock not subscribed for in the Subscription Offering, if any, for sale in a Community Offering or Syndicated Community Offering to certain members of the general public, with preference given to natural persons and trusts of natural persons residing in the States of Georgia, Alabama, and Florida.

January 25, 2013

REPRESENTATIONS AND ASSUMPTIONS

Our opinion below also is based, in part, on the representation that no person shall receive any payment, whether in money or property, in lieu of the issuance of subscription rights. Further, our opinion is based, in part, on the assumption that the subscription rights to purchase shares of Holding Company Common Stock received by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members have a fair market value of zero. We understand that the subscription rights will be granted at no cost to the recipients, will be legally nontransferable and of short duration, and will provide the recipient with the right only to purchase shares of Holding Company Common Stock at the same price to be paid by members of the general public in any Community Offering or Syndicated Community Offering. In addition, we are relying on the RP Appraisal stating its belief that the subscription rights do not have any economic value either at the time of distribution or at the time the rights are exercised in the Subscription Offering. If the subscription rights are subsequently found to have an economic value, income may be recognized by various recipients of the subscription rights (in certain cases, whether or not the rights are exercised) and the Holding Company and/or the Bank may be taxable on the distribution of the subscription rights for Georgia income tax purposes.

Our opinion below also is based, in part, on the assumption that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets has a fair market value of zero. We understand that: (i) no holder of an interest in a liquidation account has ever received payment attributable to such interest in a liquidation account; (ii) the interests in the Liquidation Account and Bank Liquidation Account are not transferable; (iii) the amounts due under the Liquidation Account with respect to each Eligible Account Holder and Supplemental Eligible Account Holder will be reduced as their deposits in the Bank are reduced as described in the Plan; and (iv) the Bank Liquidation Account payment obligation arises only if the Holding Company lacks sufficient net assets to fund the Liquidation Account, which will occur only in the event of a solvent liquidation of the Bank. In addition, we are relying the RP Appraisal stating its belief that the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets does not have any economic value at the time of the Conversion. If such rights in the Bank Liquidation Account are subsequently found to have an economic value, income may be recognized for Georgia income tax purposes by each Eligible Account Holder and Supplemental Eligible Account Holder in the amount of the fair market value of their interest in the Bank Liquidation Account as of the effective date of the Conversion.

OPINIONS

In issuing the opinions set forth below, we have relied primarily on existing provisions of O.C.G.A. Sections 48-7-21(a) and 48-7-27(a) and Georgia’s uniformity with the federal “Internal Revenue Code” defined in O.C.G.A. Section 48-7-1(14), which means the Internal Revenue Code of 1986 of the United States as amended, and in effect beginning on and after January 1, 2011, with such further exceptions, none of which are applicable herein. Such laws and regulations are subject to change at any time. Any such change could affect the continuing validity of the opinions set forth below. This opinion is as of the date hereof, and we disclaim any obligation to advise you of any change in any matter considered herein after the date hereof.

January 25, 2013

Based upon the forgoing, we render the following opinions with respect to certain Georgia income tax consequences of the Conversion.

(1) Neither the Mutual Holding Company nor the Mid-Tier Holding Company will incur any Georgia income tax liability as a result of the MHC merger.

(2) The Mutual Holding Company will not recognize any gain or loss for Georgia income tax purposes on the transfer of its assets to the Mid-Tier Holding Company and the Mid-Tier Holding Company’s assumption of its liabilities, if any, in constructive exchange for liquidation interests in the Mid-Tier Holding Company, nor will the Mutual Holding Company recognize any gain or loss on the constructive distribution of such liquidation interests to the Mutual Holding Company’s members who remain depositors of the Bank.

(3) The Mid-Tier Holding Company will not recognize any gain or loss for Georgia income tax purposes upon the receipt of the assets of the Mutual Holding Company in the MHC Merger in exchange for constructive transfer to the members of the Mutual Holding Company of liquidation interests in the Mid-Tier Holding Company.

(4) Shareholders of the Mutual Holding Company will not recognize any gain or loss for Georgia income tax purposes upon the constructive receipt of a liquidation interest in the Mid-Tier Holding Company in exchange for their voting and liquidation rights in the Mutual Holding Company.

(5) The basis for Georgia income tax purposes of the assets of Mutual Holding Company (other than stock in the Mid-Tier Holding Company) to be received by Mid-Tier Holding Company will be the same as the basis of such assets in the hands of the Mutual Holding Company immediately prior to the transfer.

(6) The holding period for Georgia income tax purposes of the assets of the Mutual Holding Company (other than stock in the Mid-Tier Holding Company) in the hands of the Mid-Tier Holding Company will include the holding period of those assets in the hands of the Mutual Holding Company.

(7) Neither the Mid-Tier Holding Company nor the Holding Company will incur any Georgia income tax liability as a result of the Mid-Tier Merger.

(8) The Mid-Tier Holding Company will not recognize any gain or loss for Georgia income tax purposes on the transfer of its assets to the Holding Company and the Holding Company’s assumption of its liabilities in exchange for shares of Holding Company Common Stock, nor will the Mid-Tier Holding Company recognize any gain or loss for Georgia income tax purposes on the constructive distribution of such Holding Company Common Stock to the Minority Stockholders and distribution of interests in the Liquidation Accounts to the Eligible Account Holders and Supplemental Eligible Account Holders.

(9) The Holding Company will not recognize any gain or loss for Georgia income tax purposes upon the receipt of the assets of Mid-Tier Holding Company in the Mid-Tier Merger.

January 25, 2013

(10) The basis for Georgia income tax purposes of the assets of the Mid-Tier Holding Company to be received by the Holding Company will be the same as the basis of such assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

(11) The holding period for Georgia income tax purposes of the assets of Mid-Tier Holding Company to be received by the Holding Company will include the holding period of those assets in the hands of Mid-Tier Holding Company immediately prior to the transfer.

(12) Minority Shareholders of the Mid-Tier Holding Company will not recognize any gain or loss for Georgia income tax purposes upon their exchange of Mid-Tier Holding Company common stock for Holding Company Common Stock.

(13) Eligible Account Holders and Supplemental Eligible Account Holders will not recognize any gain or loss for Georgia income tax purposes upon their constructive exchange of their liquidation interests in Mid-Tier Holding Company for interests in the Liquidation Account in the Holding Company.

(14) The payment of cash to the Minority Stockholders in lieu of fractional shares of Holding Company common stock should be treated as though the fractional shares were distributed as part of the Mid-Tier Merger and then redeemed by Mid-Tier Holding Company. The cash payments should be treated as distributions in full payment for the fractional shares with the result that such shareholders should have short-term or long-term capital gain or loss for Georgia income tax purposes to the extent that the cash they receive differs from the basis allocable to such fractional shares.

(15) Each Minority Shareholder’s holding period for Georgia income tax purposes in his or her Holding Company Common Stock received in the exchange will include the period during which the Mid-Tier Holding Company common stock that was surrendered in the exchange was held, provided that the common stock surrendered is a capital asset in the hands of the shareholder on the date of the exchange.

(16) Each shareholder’s aggregate basis for Georgia income tax purposes in his or her Holding Company Common Stock received in the exchange will equal the aggregate basis of the Mid-Tier Holding Company common stock surrendered in exchange therefore.

(17) Assuming that the fair market value of the nontransferable subscription rights to purchase Holding Company Common Stock is zero, no gain or loss will be recognized for Georgia income tax purposes by Eligible Account Holders, Supplemental Eligible Account Holders and Other Members upon distribution to them of nontransferable subscription rights to purchase shares of Holding Company Common Stock. Eligible Account Holders, Supplemental Eligible Account Holders and Other Members will not realize any taxable income for Georgia income tax purposes as a result of their exercise of the nontransferable subscriptions rights.

(18) Assuming that the fair market value of the benefit provided by the Bank Liquidation Account supporting the payment of the Liquidation Account in the event the Holding Company lacks sufficient net assets is zero, no gain or loss will be recognized for Georgia income tax purposes by Eligible Account Holders and Supplemental Eligible Account Holders upon the constructive distribution to them of such rights in the Bank Liquidation Account as of the effective date of the Mid-Tier Merger.

January 25, 2013

(19) Assuming that the subscription rights have no value, it is more likely than not that the basis for Georgia income tax purposes of the Holding Company Common Stock purchased in the Offering by the exercise of the nontransferable subscription rights will be the purchase price thereof.

(20) The holding period for Georgia income tax purposes of the Holding Company Common Stock purchased pursuant to the exercise of subscriptions rights will commence on the date on which the right to acquire such stock was exercised.

(21) No gain or loss will be recognized for Georgia income tax purposes by the Holding Company on the receipt of money in exchange for Holding Company Common Stock sold in the Offering.

We hereby consent to the filing of the opinion as an exhibit to the Mutual Holding Company’s Application for Conversion filed with the FRB and to the Holding Company’s Registration Statement on Form S-1 as filed with the SEC. We also consent to the references to our firm in the Prospectus contained in the Application for Conversion and Form S-1 under the captions “The Conversion and Offering-Material Income Tax Consequences” and “Legal Matters.”

Very truly yours,

/s/ Bryan Cave LLP

Bryan Cave LLP